UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2006

HOMETOWN AUTO RETAILERS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24669	06-1501703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 South Main Street Waterbury, CT 06706
(Address Of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code (203) 756-1300

N/A
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On May 15, 2006, Hometown issued a press release announcing its 2006 first quarter results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits.

Number	Description
99.1	Press Release dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Hometown Auto Retailers, Inc.

Dated: May 15, 2006	By:	/s/ Charles F. Schwartz
Name: Charles F. Schwartz
Title: Chief Financial Officer